EXHIBIT 99.1
                                                                    ------------

Accrued Interest Date:                                                                                     Collection Period Ending:
25-Aug-06                                                                                                                  31-Aug-06
Distribution Date:                            BMW Vehicle Owner Trust 2005-A                                                Period #
25-Sep-06                                     ------------------------------                                                      18
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Balances
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                                                                     Initial         Period End
                                                                     -------         ----------
    Receivables                                               $1,500,000,024     $  708,599,236
    Reserve Account                                           $    7,194,411     $    7,194,411
    Yield Supplement Overcollateralization                    $   61,117,886     $   28,386,384
    Overcollateralization                                     $          137     $    4,709,314
    Class A-1 Notes                                           $  324,000,000     $            0
    Class A-2 Notes                                           $  457,000,000     $   17,621,538
    Class A-3 Notes                                           $  361,000,000     $  361,000,000
    Class A-4 Notes                                           $  264,507,000     $  264,507,000
    Class B Notes                                             $   32,375,000     $   32,375,000

Current Collection Period
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    Beginning Receivables Outstanding                         $ 743,420,735
    Collections
       Principal Collections
          Receipts of Scheduled Principal                     $  20,203,184
          Receipts of Pre-Paid Principal                      $  13,452,625
          Liquidation Proceeds                                $     647,167
          Principal Balance Allocable to Gross Charge-offs    $     518,523
       Total Principal Reduction                              $  34,821,499

       Interest Collections
          Receipts of Interest                                $   2,749,641
          Servicer Advances                                   $           0
          Reimbursement of Previous Servicer Advances         ($     40,898)
          Accrued Interest on Purchased Receivables           $           0
          Recoveries                                          $      89,064
          Net Investment Earnings                             $      31,555
       Total Interest Collections                             $   2,829,362

    Total Collections                                         $  37,132,338

    Ending Receivables Outstanding                            $ 708,599,236

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance   $     129,162
    Current Period Servicer Advance                           $           0
    Current Reimbursement of Previous Servicer Advance        ($     40,898)
    Ending Period Unreimbursed Previous Servicer Advances     $      88,264

Collection Account
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    Deposits to Collection Account                            $  37,132,338

    Distribution Amounts Due
       Servicing Fees Due                                     $     619,517
       Class A Noteholder Interest Distribution Due           $   2,312,329
       First Priority Principal Distribution Due              $           0
       Class B Noteholder Interest Distribution Due           $     119,518
       Second Priority Principal Distribution Due             $  28,014,741
       Reserve Account Deposit Due                            $           0
       Regular Principal Distribution Due                     $   4,709,314
       Unpaid Trustee Fees Due                                $           0

       Amounts Paid to the Servicer                           $     619,517
       Amounts Deposited into Note Distribution Account       $  35,155,902
       Amounts Deposited into Reserve Account                 $           0
       Excess Funds Released to Depositor                     $   1,356,919
    Total Distributions from Collection Account               $  37,132,338

Accrued Interest Date:                                                                                     Collection Period Ending:
25-Aug-06                                                                                                                  31-Aug-06
Distribution Date:                            BMW Vehicle Owner Trust 2005-A                                                Period #
25-Sep-06                                     ------------------------------                                                      18
------------------------------------------------------------------------------------------------------------------------------------


Excess Funds Released to the Depositor
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       Release from Reserve Account                           $           0
       Release from Collection Account                        $   1,356,919
    Total Excess Funds Released to the Depositor              $   1,356,919

Note Distribution Account
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    Amount Deposited from the Collection Account              $   35,155,902
    Interest Distribution to Noteholders                      $    2,431,847
    Principal Distribution to Noteholders                     $   32,724,055
    Amount Deposited from the Reserve Account                 $            0
    Amount Paid to Noteholders                                $   35,155,902

Distributions
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    Interest Distributable Amount                                 Current Int         Per $1,000
    Class A-1 Notes                                           $             0    $          0.00
    Class A-2 Notes                                           $       153,554    $          3.05
    Class A-3 Notes                                           $     1,215,367    $          3.37
    Class A-4 Notes                                           $       943,408    $          3.57
    Class B Notes                                             $       119,518    $          3.69

    Monthly Principal Distributable Amount                    Current Payment     Ending Balance       Per $1,000         Factor
    Class A-1 Notes                                           $             0    $             0    $        0.00          0.00%
    Class A-2 Notes                                           $    32,724,055    $    17,621,538    $      649.99         35.00%
    Class A-3 Notes                                           $             0    $   361,000,000    $        0.00        100.00%
    Class A-4 Notes                                           $             0    $   264,507,000    $        0.00        100.00%
    Class B Notes                                             $             0    $    32,375,000    $        0.00        100.00%

Carryover Shortfalls
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                                                       Prior Period Carryover    Current Payment     Per $1,000
    Class A-1 Interest Carryover Shortfall                    $        0         $        0         $        0
    Class A-2 Interest Carryover Shortfall                    $        0         $        0         $        0
    Class A-3 Interest Carryover Shortfall                    $        0         $        0         $        0
    Class A-4 Interest Carryover Shortfall                    $        0         $        0         $        0
    Class B Interest Carryover Shortfall                      $        0         $        0         $        0


Receivables Data
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                                                             Beginning Period      Ending Period
    Number of Contracts                                                42,028             41,097
    Weighted Average Remaining Term                                     36.84              35.88
    Weighted Average Annual Percentage Rate                             4.23%              4.22%

    Delinquencies Aging Profile End of Period                   Dollar Amount         Percentage
       Current                                                $   645,959,165             91.16%
       1-29 days                                              $    51,008,980              7.20%
       30-59 days                                             $     8,579,623              1.21%
       60-89 days                                             $     1,635,904              0.23%
       90-119 days                                            $       526,214              0.07%
       120+ days                                              $       889,350              0.13%
       Total                                                  $   708,599,236            100.00%
       Delinquent Receivables +30 days past due               $    11,631,091              1.64%

Accrued Interest Date:                                                                                     Collection Period Ending:
25-Aug-06                                                                                                                  31-Aug-06
Distribution Date:                            BMW Vehicle Owner Trust 2005-A                                                Period #
25-Sep-06                                     ------------------------------                                                      18
------------------------------------------------------------------------------------------------------------------------------------

    Write-offs
       Gross Principal Write-Offs for Current Period          $       518,523
       Recoveries for Current Period                          $        89,064
       Net Write-Offs for Current Period                      $       429,459

       Cumulative Realized Losses                             $     4,356,942


    Repossessions                                               Dollar Amount              Units
       Beginning Period Repossessed Receivables Balance       $     1,938,240                 75
       Ending Period Repossessed Receivables Balance          $     1,536,909                 64
       Principal Balance of 90+ Day Repossessed Vehicles      $       146,070                  8


Yield Supplement Overcollateralization
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    Beginning Period Required Amount                          $    29,900,956
    Beginning Period Amount                                   $    29,900,956
    Current Distribution Date Required Amount                 $    28,386,384
    Current Period Release                                    $     1,514,573
    Ending Period Amount                                      $    28,386,384
    Next Distribution Date Required Amount                    $    26,909,144

Reserve Account
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    Beginning Period Required Amount                          $     7,194,411
    Beginning Period Amount                                   $     7,194,411
    Net Investment Earnings                                           $31,555
    Beginning Period Required Amount                          $     7,194,411
    Current Period Deposit Amount Due                                      $0
    Current Period Deposit Amount Paid From Collection Account             $0
    Current Period Release to Note Distribution Account                    $0
    Ending Period Required Amount                             $     7,194,411
    Current Period Release to Depositor                                    $0
    Ending Period Amount                                      $     7,194,411


Overcollateralization
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    Beginning Period Amount                                   $     5,292,185
    Ending Period Target Credit Enhancement OC Amount         $     4,709,314
    Ending Period Amount                                      $     4,709,314
    Current Period Release                                    $       582,871

